UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05009

COLORADO BONDSHARES —

A TAX-EXEMPT FUND

(Exact name of registrant as specified in its charter)

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Address of principal executive offices) (Zip code)

FRED R. KELLY, JR.

1200 17TH STREET, SUITE 850

DENVER, COLORADO 80202-5808

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-572-6990

Date of fiscal year end: 09/30

Date of reporting period: 09/30/2016

ITEM 1. REPORTS TO STOCKHOLDERS.

November 18, 2016

Dear Shareholders:

This autumn we are celebrating the miracle of new life. On November 7, in the grandest of life changing moments, a beautiful bouncing baby boy was born to one of the invaluable members of our team. The little fellow chose to come into this world a little early; right in the midst of preparing this report. Like most self-respecting children he showed complete disdain for our schedules, plans, and deadlines. The event was so thrilling though that in the end no one cared about his minor transgression. Maybe he should have been named Justice because on the very same day he was born we received word that the Colorado State Supreme Court had agreed to review our appeal on Marin. You will recall that we sustained a loss earlier this year on that investment which hurt our performance. The loss was due to an errant decision by the Colorado Court of Appeals. Since that time, we have been seeking a rehearing. Now that we have one, it breathes new life into our chances of recovery.

Then the next night, we all witnessed what will probably go down as the biggest presidential election upset ever to occur in our country’s history. Each person has their own reaction to what happened, ranging from a man living the American Dream to the losing candidate’s personal cataclysm. I sometimes wonder why anyone would want the job given the toll it takes. I saw the results as repudiation by the citizenry of the excesses which plague most elements of our society. In any event, we saw the precious system which we so fortunately inherited from the founders at work. Sometimes we are on the winning side, sometimes not. We can even choose to abstain, but nonetheless every four years, regular as clockwork, we are peacefully reborn as a nation.

The effects of change are already evidencing themselves as our financial markets try to adjust to the unexpected. Interest rates and the domestic stock markets have popped up and the price of our shares has shown a little more volatility than usual. But looking back over the year helps put things in better perspective as you will see in the financials attached. Big picture; this year the fund reached the $1 billion milestone in size for the first time in its 29 year history. We experienced greater annual growth than ever, totaling $140 million. We have financed more projects in Colorado this year leading to greater opportunity for our investors and others who depend on infrastructure for their livelihood.

On the horizon, there is talk of federal tax reform previously thought to be impossible. This subject is always unsettling to tax-exempt investors because of its possible implications but in truth our industry provides the most logical solution to fixing our country’s crumbling infrastructure. With $20 trillion in debt at the national level we certainly do not need more federal government borrowing and construction decisions are always better handled at the local level.

So many things have happened so quickly, it promises to be a fascinating next few months. It seems like we have finally shaken off the malaise which many have been feeling. Like the new life our team has welcomed into its midst, a new day is dawning and we are nurturing our hopes that the future ahead is filled with nothing but the best for you. Thanks so very much for your patronage this year.

Sincerely,

Fred R. Kelly, Jr.

Portfolio Manager

Officers and Trustees

George N. Donnelly, Chairman of the Board of Trustees, Interim President, Secretary, Treasurer and Trustee

Bruce G. Ely, Trustee

James R. Madden, Trustee

Fred R. Kelly, Jr., Portfolio Manager

Investment Adviser

Freedom Funds Management Company

Transfer, Shareholder Servicing, and Dividend Disbursing Agent

Freedom Funds Management Company

Distributor

Colorado Financial Service

Corporation

Custodian of Portfolio Securities

UMB Bank, N.A.

Independent Registered Public Accounting Firm

EKS&H LLLP

Special Legal Counsel

Kutak Rock LLP

This report is submitted for the general information of the shareholders of Colorado BondShares — A Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of the Fund. The prospectus contains information concerning the investment policies and expenses of the portfolio in addition to other pertinent information. Shares of Colorado BondShares — A Tax-Exempt Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

FEDERAL INCOME TAX INFORMATION

(unaudited)

The Fund hereby designates the following amount for the Fund’s fiscal year ended September 30, 2016:

Exempt interest dividends:            93.77%

In early 2017, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2016. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Individual shareholders should refer to their Form 1099s or other tax information to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisers.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The municipal market, as we have come to expect, has provided a number of interesting topics for this fiscal year’s discussion. Generally speaking, municipal issuances increased over the first half of the year, shorter-term notes outpacing longer-term bond sales, which were down slightly year over year from 2015. Many factors contributed to this, not the least of which was the persistence of the low interest rate environment and heightened demand by investors for safety as well as the added benefit of income, exempt from taxes, either federal, state, or both. All of these items are appealing to investors inundated with uncertainties both domestic and foreign. With large cash reserves, Colorado BondShares was positioned well to buy into the feeding frenzy. During the 2016 fiscal year, the Fund purchased $394 million dollars in new bonds.

The Federal Reserve also provided some opportunities for discussion as once again they declined an interest rate hike in September and again in November. Given the close proximity to the election, the November 2 meeting was probably never even a consideration. However, this now leaves December as the next possible date they will put the rate hike discussion back on the table. Prior to the election, the general sentiment appeared to be leaning toward a rate hike, and now with the Trump victory and discussion around tax cuts and a pro-business agenda, that appears a likely scenario. As a result the recent uptick in the 10-year treasury rate translated into some price volatility while the bond market re-established its footing.

International markets continue to be unsettled and, as some experts have agreed, they still have not fully recovered from the credit meltdown 10 years ago. The most prevalent symptoms of this appear to be overwhelming debt, little to no growth and weakened manufacturing activity while the British vote to leave the European Union (Brexit) in mid-summer had a surprisingly minimal effect on the municipal market. The situation is further strained when factoring in increased incidents of ISIS terror attacks which, more recently, have occurred on domestic soil.

Locally, Colorado has experienced a fairly expansive economy, though now at a more modest pace than the last two to three years. The 2016 publication of Focus Colorado: Economic and Revenue Forecast is quoted saying “After seven years of economic growth, momentum in the U.S. and Colorado economies has slowed, as is characteristic of the later stages of economic expansion.” Colorado’s unemployment rate, as of September 2016 was 3.6% vs the national rate of 5.0%. The Bureau of Labor Statistics reports that total nonfarm payroll employment increased by 161,000 in October 2016 (from prior month of September) though expectations were more in the range of 191,000. GDP rankings show a growth rate between 2.1 and 3.9% making it one of the top nine states in the country (Denver Business Journal, July 27, 2016).

In 2013 and 2014, Colorado had one of the fastest growing economies in the country. The growth was fueled in part from, both, the strong presence of oil and gas in northern Colorado and the construction industry. Toward the end of summer 2015, the decline in oil prices began to take their toll on the oil companies, yet, in spite of that, oil production throughout the country increased 8.3%, for the year. Interestingly, oil production in Colorado (2015) increased 33%, the majority of which occurred in Weld County. Prices in 2016 started off sluggish but have continued to recover and are expected to continue doing so through 2018. As you would expect, locally, the lower oil prices have caused some of the Colorado companies in that industry to pull back on the development of new wells which, in turn, has stymied employment in their associated fields. Contrary to Colorado’s economy of some 30 years ago, the state has now evolved into an economy with greater sector diversity and depth. This fact has helped offset, to some degree, the impact of the aforementioned concerns. All things considered, Colorado continues to perform well when compared to the rest of the nation. The third quarter 2016 Metrostudy Executive Briefing (November 3, 2016) stated that “Denver is now approaching its fourth consecutive year of creating over 50,000 jobs, an accomplishment that didn’t even happen in the late 90’s when Denver was the top economy in the country.”

Historically low interest rates and tight underwriting spreads put pressure on municipal bond funds to produce net positive returns for the year. The incentive for their investors appears to be driven by not just income but tax exempt income, a welcome bonus in the face of, potentially, new and higher taxes. Depending on their respective tax bracket, investors could garner appealing tax-equivalent yields, especially when compared to U.S. Treasuries or low yielding bank CDs. Municipal bond mutual funds typically experience net cash inflows correlative with strong total return performance. In 2015, there were approximately $15.8 billion net cash inflows from October 1, 2014 through September 30, 2015. Year to date, all municipal bond funds have had $52.4 billion in inflows through October 31, 2016 (November 2, 2016 Citi “Municipal Weekly”).

From 2011 through 2014, Colorado population expanded by 236,000 to 5.356 million. Absent current population statistics, experts estimate that final numbers will be close to 5.4 million for 2015 and 5.474 million for 2016. Furthermore, experts believe the population in the Denver Metro area will double in the next twenty years. Given that eighty-three percent of Colorado’s population live in the 12 counties that make up the Front Range, and the majority of our special district bonds are located within the Front Range, Management is confident that our investments in these districts will continue to prosper. To that end, housing in both multi-family and single-family homes in Colorado remains a very significant component of the municipal bond industry because of their dramatic effect on taxable land. The third quarter 2016 Metrostudy Executive Briefing (November 3, 2016) stated that as of September 30, 2016, the housing starts (for all housing types) were flat year over year from third quarter 2015; however, strong activity in early 2016 grew starts (annually) by 24% overall. The report further stated that this is the highest level since 2007. Annual closings, likewise, experienced a shift upward by 24% for the third quarter and 18%, overall, annually. Much of this, is due to strong job creation, along with strong wage and employment growth mentioned earlier in this article.

Review of third quarter 2016 data revealed existing home sales “remain high despite slowing in recent months.” For September 30, 2016 there were only 4,936 for the month. When compared year over year to September 2015, that number was down 6% with annual sales of 54,873 ending in September, also down, 1%, compared to last year’s annual number. This is the most substantial decline since October 2011 (Metrostudy Executive Briefing, November 3, 2016). Metrostudy asserts that sales volumes are limited due to low supply of listings, especially those priced below $400,000. The supply/demand ratio in the housing market has noticeably tightened and may be contributing to what some believe to be a “flattening” in housing demand. It appears that home buyers are beginning to respond negatively to escalating home prices. In the last three years the average price for existing homes has increased 33% to approximately $440,937 in the Denver metro area. Average annual new home sale prices have increased 6% over the last year, with the average single family home price running around $517,445 (Metrostudy 3Q2016). Homes priced above that $500,000 mark now constitute 27% of the market while 67% is still within the $400,000+ range. This fact, along with potential interest rate hikes, has created problems for new home buyers as well as those existing home owners looking to “move up.” Simply put, affordability is a function of two factors: price and borrowing costs, both of which can put pressure on potential future sales. However, the positive still appears to outweigh the negative with reports indicating ongoing in-migration which will, in turn, encourage stronger traffic flow in the housing market. It will then be up to the builders to determine what, if any, incentives they will offer to capture that traffic. As you might expect, this has opened up opportunities in the condominium and townhome sector which remain very strong alternatives in the real estate market and offer more affordable choices for would be buyers coming out of the rental market. Renters have not been immune to rising costs either, where average rents are running $1,368/month vs $1,292 last year, a 6% growth rate in one year. Still the rental market does maintain a loyal following. Going forward, we believe, condos and townhomes will continue to fill a need for those unable to qualify for lending guidelines. This year, the multi-family category experienced a 14% increase in median condo sales with a median sales price of $241,000, year over year (Metrostudy, 3Q2016). Millennials may well provide the impetus for change in the housing market in future years, demanding smaller, more affordable homes with “smart technology”. Given that they now have overtaken the Baby Boomers and have become America’s largest generation, it is believed that their influence with builders may sufficiently sway them to re-focus on more affordable housing in the sub $400,000 market.

This year’s performance was not as robust, in absolute terms, as prior years due to the factors stated previously, but still compares favorably with other funds. The Fund’s fiscal year period ended 09/30/2016 for total return (principal appreciation plus income) performance record was ranked #9 by US News and World Report when compared to peers in the single-state intermediate municipal bond fund category. This year’s results were hampered by the write-down of the Marin Metropolitan District bonds due to a negative ruling from the Colorado Appellate Court in the spring of this year. Still, the Fund held on to its record of not having a negative year, in terms of total return. For the fiscal year ended September 30, 2016 the Fund experienced a total return of 5.07% at net asset value; the return was comprised of an investment income component of 4.29% and principal appreciation of 0.78%. Some funds use leverage in an attempt to enhance their yields but the Fund did not. According to Thomson Reuters, the Fund has ranked #1 twelve out of the last twenty-one calendar years, in the Colorado Municipal Bond category. The average annual total returns at the maximum offering price (including sales charges and reinvestment of all dividends and distributions) are 0.08%, 3.51%, 3.54%, 3.99% for the one, three, five and ten-year periods ended September 30, 2016, respectively.

A key factor which has contributed to the Fund’s stability in the past and continues going forward is management’s determination to maintain a shorter average duration (time period during which securities are likely to be held by the portfolio), which is among the lowest in our peer group. Through the majority of the year, the Fund carried a disproportionately high weighting of short-term bonds and cash in the portfolio, designed to lessen the exposure to market risk in a time when it appeared likely for interest rates to rise and spreads to widen. As low rates persisted, some Colorado issuers responded by refinancing their higher coupon debt for bonds with significantly lower rates. This effectively reduced their annual debt service payments and simultaneously improved the financial health of their districts. Additionally, some issuers, again taking advantage of the lower borrowing costs, made the decision to embark on new projects that had been delayed during the credit crisis years earlier. Both scenarios resulted in a plethora of new deals that came to our Colorado market in 2016.

While the strategy of buying short maturities helped to protect principal, it did not maximize the current income stream. Distributions of $0.41/share in fiscal year 2016 compared slightly more favorable to

$0.38/share in 2015 and $0.42/share in 2014. It is management’s philosophy that it is easier to recoup lost income than it is to recover principal losses. Until the risks posed by rising interest rates have abated, management will continue to exercise this methodology. Much of this year’s income may be attributed to longer term holdings being principally invested in not-rated tax-exempt bonds, with coupon rates that exceed average coupons currently available in the market. Not-rated securities are generally subject to greater credit risk than rated issues; but proper analysis by management may effectively mitigate these risks. It should be stated that past performance is not necessarily indicative of future performance, but it is one of many important factors to consider when evaluating a potential investment.

PERFORMANCE SUMMARY (Unaudited)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

COLORADO BONDSHARES(1)

THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX(4)

AND THE BARCLAYS CAPITAL MUNICIPAL BOND TOTAL RETURN INDEX(5)

(1)	Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated period of time, taking into account the imposition of the sales charge and other fees and assuming the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

*	Fiscal year ended September 30, 2007 includes an interest payment of approximately $3.8 million representing four years of unpaid interest relating to the Fund’s holding of United Airlines/Denver International Airport bonds that is a non-recurring event outside of the control of the Fund.

(2)

Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund’s performance had been constant over the entire period. Average annual total returns for the one-year, five-year and ten-year periods ended September 30, 2016 are 0.08%, 3.54%, and 3.99%, respectively. Average annual total includes the imposition of the sales charge and assumes the reinvestment of all dividends and distributions. Past performance is not indicative of future performance. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares of the Fund.

(3)	Includes reinvestment of dividends and adjustment for the maximum sales charge of 4.75%.

(4)	The Lipper General Municipal Debt Fund Index is a non-weighted index of the 30 largest funds that invest at least 65% of assets in municipal debt issues in the top four credit ratings. The Lipper General Municipal Debt Fund Index reflects no deductions for fees, expenses or taxes, and includes reinvestment of dividends but does not reflect any adjustment for sales charge.

(5)	The Barclays Capital Municipal Bond Total Return Index (the “Barclay Index”) is considered representative of the broad market for investment grade, tax-exempt and fixed-rate bonds with long-term maturities (greater than two years) selected from issues larger than $50 million. You cannot invest directly in this index. This index is not professionally managed and does not pay any commissions, expenses or taxes. If this index did pay commissions, expenses or taxes, its returns would be lower. The Fund selected the Barclay Index to compare the returns of the Fund to an appropriate broad-based securities market index. You should note, however, that there are some fundamental differences between the portfolio of securities invested in by the Fund and the securities represented by the Barclay Index. Unlike the Fund, which invests primarily in not rated securities on issues of any size, the Barclay Index only includes securities with a rating of at least “Baa” by Moody’s Investor Services, Inc. from an issue size of no less than $50 million. Some of these differences between the portfolio of the Fund and the securities represented by the Barclay Index may cause the performance of the Fund to differ from the performance of the Barclay Index.

CREDIT QUALITY (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2016

SECTOR BREAKDOWN (unaudited)

Colorado BondShares — A Tax-Exempt Fund

Based on a Percentage of Total Net Assets as of September 30, 2016

* Short-term investments include securities with a maturity date or redemption feature of one year or less, as identified in the Schedule of Investments.

** Cash & equivalents include cash and receivables less liabilities.

Officers and Trustees of the Fund

The following tables list the trustees and officers of the Fund, together with their address, age, positions held with the Fund, the term of each office held and the length of time served in each office, principal business occupations during the past five years and other directorships, if any, held by each trustee and officer. Each trustee and officer has served in that capacity for the Fund continuously since originally elected or appointed. The Board of Trustees supervises the business activities of the Fund. Each trustee serves as a trustee until termination of the Fund unless the trustee dies, resigns, retires, or is removed. The Statement of Additional Information of the Fund includes additional information about Fund trustees and is available, without charge, upon request. Shareholders may call (800) 572-0069 to request the Statement of Additional Information.

Name, Address and Age	Position held with the Fund and Length of Time Served	Principal Occupation During the Past Five Years:	Other Directorships Held By Director
Non-Interested Trustees
Bruce G. Ely 1200 17th Street, Suite 850 Denver CO 80202 Age: 65	Trustee since July 2002	Mr. Ely was a Regional Director for Cutwater Asset Management, a wholly owned subsidiary of MBIA, Inc., until his retirement in September 2013.	None

James R. Madden 1200 17th Street, Suite 850 Denver CO 80202 Age: 72	Trustee since September 2004	Mr. Madden has owned Madden Enterprises, a real estate company that owns and leases commercial buildings and real estate, for the past thirty years. He is also a stockholder and director of The Community Bank in western Kansas. He has been a bank director for 25 years.	None

Interested Trustees*
George N. Donnelly 1200 17th Street, Suite 850 Denver CO 80202 Age: 69	Chairman of the Board of Trustees, Trustee since inception of the Fund in 1987 and Interim President, Secretary and Treasurer of the Fund since September 26, 2008	Mr. Donnelly was a Senior Regional Vice President for Phoenix Life Insurance Company until his retirement in January 2010.	None

*George N. Donnelly is an “interested person” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) by virtue of his position as both an officer and a trustee of the Fund as described in the table above. None of the trustees nor the officers of the Fund have any position with the Investment Adviser, the principal underwriter of the Fund, the distribution agent of the Fund, the service agent of the Fund or the custodian of the Fund, or any affiliates thereof. There is no family relationship between any officers and trustees of the Fund.

Compensation

The Board of Trustees met five times during the fiscal year ended September 30, 2016. The following tables show the compensation paid by the Fund to each of the trustees during that year:

Name of Person, Position(s) with the Fund	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total compensation from Fund Paid to Such Person

Non-Interested Trustees

Bruce G. Ely, Trustee	$4,000	N/A	$4,000

James R. Madden, Trustee	4,000	N/A	4,000

Interested Trustees

George N. Donnelly, Trustee, Interim President, Secretary and Treasurer	4,000	N/A	4,000

No officer or trustee of the Fund received remuneration from the Fund in excess of $60,000 for services to the Fund during the fiscal year ended September 30, 2016. The officers and trustees of the Fund, as a group, received $12,000 in compensation from the Fund for services to the Fund during the 2016 fiscal year.

Other Information

Proxy Voting Record

The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered during the 12 months ended June 30, 2016 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov or you may call us at 1-800-572-0069.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at http://www.sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-732-0330 or you may call us at 1-800-572-0069.

Trustees Approve Advisory Agreement

The Board of Trustees (the “Trustees”) of Colorado BondShares — A Tax-Exempt Fund unanimously approved the continuance of the Fund’s Investment Advisory and Service Agreement (“Advisory Agreement”) with Freedom Funds Management Company (“Freedom Funds”) at a meeting held on August 26, 2016. In approving the Advisory Agreement, the Trustees, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by Freedom Funds or its affiliates in connection with providing services to the Fund, compared the fees charged by Freedom Funds to those paid by similar funds, and analyzed the expenses incurred by Freedom Funds with respect to the Fund. The Trustees also considered the Fund’s performance relative to a selected peer group, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. The Trustees determined that the Fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the Fund and its shareholders. Matters considered by the Trustees in connection with its consideration of the Advisory Agreement included, among other things, the following:

1. Investment Adviser Services

Freedom Funds manages the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies. In addition, Freedom Funds administers the Fund’s daily business affairs, such as providing accurate accounting records, computing accrued income and expenses of the Fund, computing the daily net asset value of the Fund, assuring proper dividend disbursements, proper financial information to investors, and notices of all shareholders’ meetings, and providing sufficient office space, storage, telephone services, and personnel to accomplish these responsibilities. In considering the nature, extent and quality of the services provided by Freedom Funds, the Trustees believe that the services provided by Freedom Funds have provided the Fund with superior results. At the same time, Freedom Fund’s fee structure is equal to or lower than the comparable funds. The Trustees noted the Fund’s focus is inherently more labor intensive. Under the circumstances, the Trustees found the fee structure to be justified.

2. Investment Performance

The Trustees reviewed the performance of the Fund compared to other similar funds and reported that the current (as of August 18, 2016) net asset value was $9.137 per share and the current distribution yield (based on net asset value) was 3.97% (also as of August 18, 2016). Since the overall structure of the portfolio was satisfactory and the performance of the Fund, measured in terms of distribution yield, was ahead of the other members of its peer group of Colorado funds (higher than the distribution yield of six comparable Colorado municipal bond funds), no changes to either the type of assets or manner of operations were recommended.

3. Expense Ratios

The Trustees reviewed the performance (measured by distribution yield), fees and expense ratios of six Colorado municipal bond funds (such six being the only such funds known to the Trustees at the time). The Fund was at the top of the list in terms of current yield; it had one of the lowest expense ratios. The Trustees considered the fact that the Fund’s unique focus on not rated bonds, while geared toward producing superior investment results, often required additional expenses. While expenses can vary with not rated bonds (principally as a result of litigation with respect to defaulted issues), the Trustees noted the Fund’s performance for the current year.

4. Management Fees and Expenses

The Trustees reviewed the investment advisory fee rates payable by the Fund to Freedom Funds. As part of its review, the Trustees considered the estimated advisory fees and the Fund’s estimated total expense ratio for the one-year period as of August 18, 2016 as compared to a group of six comparable Colorado municipal bond funds identified by Freedom Funds. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by Freedom Funds, the Trustees concluded that the advisory fees charged by Freedom Funds for the advisory and related services to the Fund and the Fund’s total expense ratio are reasonable. The management fee is one half of one percent of total net assets managed. Such fee is payable to Freedom Funds on a monthly basis. This fee is comparable to the group of six competing Colorado municipal bond funds identified by Freedom Funds and is consistent with national funds many times the Fund’s size.

5. Profitability

The Trustees reviewed the level of profits realized by Freedom Funds and relevant affiliates thereof in providing investment and administrative services to the Fund. The Trustees considered the level of profits realized without regard to revenue sharing or other payments by Freedom Funds and its affiliates to third parties in respect to distribution of the Fund’s securities. The Trustees also considered other direct or indirect benefits received by Freedom Funds and its affiliates in connection with its relationship with the Fund and found that there were none. The Trustees concluded that, in light of the foregoing factors and the nature, extent and quality of the services provided by Freedom Funds, the profits realized by Freedom Funds are reasonable.

6. Economies of Scale

In reviewing advisory fees and profitability, the Trustees also considered the extent to which Freedom Funds and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Trustees acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds, particularly in an environment where costs are rising due to changing regulations. The Trustees reviewed data summarizing the increases and decreases in the assets of the Fund over various time periods and evaluated the extent to which the total expense ratio of the Fund and Freedom Fund’s profitability may have been affected by such increases or decreases. Between October 2015 and August 18, 2016, total net assets of the Fund under management by Freedom Funds increased from $921.5 million to $1,043.6 billion. The number of shares of the Fund that have been redeemed has been less than the number of new shares issued by the Fund, and as a result, the Fund continues to grow at what the Trustees determined was a healthy level and the Fund is at its all-time high in terms of total assets.

Based upon the foregoing, the Trustees concluded that the benefits from the economies of scale are currently being shared equitably by Freedom Funds and the Fund. The Trustees also concluded that the structure of the advisory fee can be expected to cause Freedom Funds, its affiliates and the Fund to continue to share such benefits equitably and that breakpoints need not be instituted at this time.

After requesting and reviewing these and other factors that they deemed relevant, the Trustees concluded that the continuation of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Freedom Funds also serves as the transfer agent, shareholder servicing agent and dividend disbursing agent for the Fund, pursuant to a Transfer Agency and Service Agreement (the “Service Agreement”).

Freedom Funds’ duties under the Service Agreement include processing purchase and redemption transactions, establishing and maintaining shareholder accounts and records, disbursing dividends declared by the Fund and all other customary services of a transfer agent, shareholder servicing agent and dividend disbursing agent. As compensation for these services, the Fund may pay Freedom Funds at a rate intended to represent Freedom Funds’ cost of providing such services. This fee would be in addition to the investment advisory fee payable to Freedom Funds under the Advisory Agreement.

FUND EXPENSES (unaudited)

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and compare these costs with those of other mutual funds. The examples (actual and hypothetical 5% return) are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

As a shareholder of Colorado BondShares — A Tax-Exempt Fund (the “Fund’) you can incur two types of costs:

•	Sales charges (front loads) on fund purchases and

•

Ongoing fund costs, including management fees, administrative services, and other fund expenses. All mutual funds have operating expenses. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

Actual Fund Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2016

Colorado BondShares — A Tax- Exempt Fund	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expenses Paid During Period(1)
Based on Actual Fund Return	$1,000.00	$1,024.80	$2.78
Based on Hypothetical 5% Annual Return Before Expenses	$1,000.00	$1,022.25	$2.78

(1)	The expenses shown in this table are equal to the Fund’s annualized expense ratio of 0.55% for fiscal year ended September 30, 2016, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half-year period.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher. You can find more information about the Fund’s expenses in the Financial Statements section of this report. For additional information on operating costs, please see the Fund’s prospectus.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Colorado BondShares — A Tax-Exempt Fund

We have audited the accompanying statement of assets and liabilities of Colorado BondShares — A Tax-Exempt Fund (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years ended September 30, 2016 and 2015, and the financial highlights for each of the three years ended September 30, 2016, 2015 and 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Colorado BondShares — A Tax-Exempt Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years ended September 30, 2016 and 2015, and the financial highlights for each of the three years ended September 30, 2016, 2015 and 2014, in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of September 30, 2013 and for the year then ended, which included the financial highlights for the two years ended September 30, 2013 and 2012, were audited by other auditors whose report dated November 27, 2013 expressed an unqualified opinion on those statements.

EKS&H LLLP

November 18, 2016

Denver, Colorado

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments

September 30, 2016

Face Amount		Value
Colorado Municipal Bonds — 56.2%
1,600,000	Aberdeen Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 7.50% to yield 8.00% due 12/1/2035	$1,600,768
4,705,000	Adonea Metropolitan District No. 2 LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% – 10.33% due 12/1/2025	3,574,012
8,760,000	Adonea Metropolitan District No. 2 LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.25% to yield 8.62% – 9.10% due 12/1/2035	6,654,271
1,660,000	Antelope Heights Metropolitan District Subordinate LTD Tax Series 2015, 7.00% due 12/15/2040	1,639,648
26,000,000	Arista Metropolitan District Subordinate (Convertible to Parity) Special Revenue Series 2008, 9.25% to yield 8.125% – 16.442% due 12/1/2037	15,295,800
1,775,000	Banning Lewis Ranch Metropolitan District No. 3 G.O. LTD Tax Series 2015A, 6.125% to yield 6.25% due 12/1/2045	1,821,878
4,315,000	Boulder County Development Revenue (Boulder College of Massage Therapy Project) Series 2006A, 6.35% due 10/15/2031(a)(j)	4,315,000
2,162,000	Bradburn Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 8.00% due 12/15/2034	2,162,562
8,000,000	Brighton Crossing Metropolitan District No. 4 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding Series 2013, 7.00% 12/1/2023	8,157,120
11,175,000	Bromley Park Metropolitan District No. 2 G.O. LTD Tax Convertible Zero Coupon Series 2007B, 7.00% due 12/15/2037	11,197,126
1,426,000	Buffalo Run Mesa Metropolitan District LTD Tax G.O. Series 2004, 5.00% to yield 5.793% – 5.832% due 12/1/2034	1,374,293
437,363	Buffalo Run Mesa Metropolitan District LTD Tax G.O. Series 2006, 5.00% to yield 5.763% due 12/1/2037	421,023
8,010,000	Castle Oaks Metropolitan District G.O. LTD Tax Refunding and Improvement Series 2012, 5.50% due 12/1/2022(b)	8,438,054
2,860,000	Castle Oaks Metropolitan District No. 3 G.O. LTD Tax Series 2015, 6.25% to yield 6.15% due 12/1/2044	3,072,755
2,345,000	Castle Oaks Metropolitan District No. 3 G.O. LTD Tax Completion Series 2016, 5.50% to yield 5.00% due 12/1/2045	2,427,591
6,500,000	Cimarron Metropolitan District LTD Tax (Convertible to Unlimited Tax) Revenue Series 2012, 6.00% due 12/1/2022	6,545,565
6,485,214	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992B, 0.00% due 1/1/2032(g)(i)(j)	3,404,737
2,015,445	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, principal only, due 1/1/2027(e)(i)	1,622,796
2,014,408	Colorado Centre Metropolitan District LTD Tax and Special Revenue Series 1992A, interest only, 9.00% due 1/1/2027(f)(i)(j)	1,611,527

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
1,565,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Brighton Charter School Project) Series 2006, 6.00% due 11/1/2036	$1,572,042
3,558,146	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Carbon Valley Academy Project) A Charter School Created by St. Vrain Valley RE-1J Series 2006, 5.625% to yield 7.394% – 8.022% due 12/1/2036	2,972,902
3,865,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue (Union Colony Charter School Project) A Charter School Created by Weld County School District No. 6 Series 2007, 5.75% to yield 3.737% due 12/1/2037	3,949,721
500,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding and Improvement Revenue (University Lab School Project) Series 2015, A Charter School Chartered Through Weld County School District No. 6, 2.50% to yield 2.442% due 12/15/2019	499,835
41,990,000	Colorado Educational and Cultural Facilities Authority (Stargate Charter School Project) Charter School Improvement Revenue Series 2015A, A Charter School Chartered through Adams 12 Five Star Schools, 5.40% due 12/1/2020	42,038,289
7,120,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue (Union Colony Elementary School Project) Series 2015, A Charter School Chartered through Weld County School District No. 6, 5.30% due 3/1/2020	7,126,693
38,725,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding Revenue (American Academy Parker Facilities Project) A Charter School Created by Douglas County School District Re. 1 Series 2015, 4.20% due 12/1/2025	39,399,202
8,620,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue Refunding and Improvement (Monarch Montessori of Denver Charter School Project) Series 2015A, 5.50% due 5/15/2020	8,627,758
21,630,000	Colorado Educational and Cultural Facilities Authority Charter School Refunding and Improvement Revenue Series 2016 (Prospect Ridge Academy Project) A Charter School Authorized Through Adams 12 Five Star Schools, 4.85% due 3/15/2023	21,758,915
31,805,000	Colorado Educational and Cultural Facilities Authority (Ability Connection Colorado Project) Refunding and Improvement Revenue Series 2014, 5.85% due 4/1/2019	32,177,755
3,620,000	Colorado Educational and Cultural Facilities Authority (Swallow Charter Academy) Refunding and Improvement Revenue Series 2014, 5.70% due 11/15/2019	3,633,394
27,570,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue Series 2016, (American Academy Project) A Charter School Created by Douglas County School District Re. 1, 4.05% due 12/1/2026	27,353,300
18,045,000	Colorado Educational and Cultural Facilities Authority Charter School Revenue Series 2016 (Addenbrooke Classical Academy Project) A Charter School Created by Jefferson County School District No. 1, 4.50% due 6/1/2021	18,046,805
3,755,000	Colorado Housing and Finance Authority Economic Development Revenue (Micro Business Development Corporation Project) Series 2005, 6.75% due 12/1/2010(a)(j)	3,755,000

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
20,335,000	Colorado Springs Urban Renewal Authority Tax Increment Revenue (University Village Project) Series 2008A Senior, 7.00% to yield 7.00% – 9.00% due 12/1/2029(b)	$21,533,138
6,640,000	Colorado Springs Urban Renewal Authority Tax Increment Revenue (University Village Project) Series 2008B Subordinate (Convertible to Senior), 7.50% due 12/15/2029(b)	7,077,576
2,940,000	Colorado Springs Urban Renewal Authority Subordinate Tax Increment Revenue (University Village Project Refunding) Series 2016, 6.75% due 12/15/2030	2,910,130
845,000	Confluence Metropolitan District (in the town of Avon) Tax Supported Revenue Series 2007, 5.25% to yield 6.929% due 12/1/2017	847,687
1,030,000	Country Club Highlands Metropolitan District G.O. Limited Tax Series 2007, 7.25% due 12/1/2037	419,900
2,100,000	Cuchares Ranch Metropolitan District G.O. LTD Tax Refunding and Improvement Series 2016A, 5.00% due 12/1/2045	2,184,105
220,000	Denver Convention Center Hotel Authority Convention Center Hotel Senior Revenue Refunding Series 2006, 4.50% to yield 4.25% – 8.481% due 12/1/2022	220,471
505,000	Denver West Promenade Metropolitan District Limited Tax (Convertible to Unlimited Tax) G.O. Series 2013, 5.125% due 12/01/2031	520,049
500,000	Denver West Promenade Metropolitan District Limited Tax (Convertible to Unlimited Tax) G.O. Series 2016, 6.00% due 12/15/2046	493,025
6,102,000	East Cherry Creek Valley Water and Sanitation District Water Activity Enterprise, Inc. Step Rate Water Revenue Series 2004, 6.00% due 11/15/2023(c)	6,110,116
4,500,000	Elbert and Highway 86 Commercial Metropolitan District Public Improvement Fee Revenue Series 2008A, 7.50% due 12/1/2032	2,248,425
2,000,000	Erie Farm Metropolitan District G.O. LTD Tax Series 2016A, 5.50% due 12/1/2045	2,052,760
2,620,000	Erie Highlands Metropolitan District No. 1 G.O. LTD Tax Series 2015A, 5.75% due 12/1/2045	2,700,382
708,000	Erie Highlands Metropolitan District No. 1 Subordinate G.O. LTD Tax Series 2015B, 7.75% due 12/15/2045	727,817
2,000,000	Flatiron Meadows Metropolitan District G.O. LTD Tax Series 2016, 5.125% due 12/1/2046	2,040,660
683,000	Forest Trace Metropolitan District No. 3 Subordinate G.O. LTD Tax Series 2016B, 7.25% due 12/15/2046	681,306
3,830,000	Fronterra Village Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding & Improvement Series 2007, 4.375% – 5.00% to yield 4.552% – 7.135% due 12/1/2017-2034	3,904,437
2,000,000	Granby Ranch Metropolitan District LTD Tax G.O. Series 2006, 6.75% due 12/1/2036	2,001,880
585,000	Great Western Park Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2016A, 4.00% due 12/1/2026	586,188

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
775,000	Great Western Park Metropolitan District No. 2 Subordinate G.O. LTD Tax Series 2016B, 7.25% due 12/15/2046	$767,211
1,250,000	Green Gables Metropolitan District No. 1 Series LTD Tax (Convertible to Unlimited Tax) G.O. Series 2016A, 5.30% due 12/1/2046	1,275,650
740,000	Green Gables Metropolitan District No. 1 Series LTD Tax G.O. Subordinate Series 2016B, 7.75% due 12/15/2046	750,249
11,375,000	High Plains Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.25% to yield 10.81% due 12/1/2035	6,861,855
6,080,000	High Plains Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2005A, 6.125% to yield 6.25% – 12.452% due 12/1/2025	3,759,386
4,293,000	Hyland Village Metropolitan District LTD Tax G.O. Variable Rate Bonds Series 2008, 6.50% to yield 21.595% due 12/1/2027	1,567,074
1,006,000	Jeffco Business Center Metropolitan District No. 1 LTD Tax G.O. Series 2000, 8.00% to yield 20.907% due 5/1/2020(j)	905,400
2,275,000	Jefferson Center Metropolitan District No. 1 Refunding Revenue Series 2015, 4.75% due 12/1/2026	2,365,227
225,000	Lafayette City Center GID LTD Tax G.O. Series 1999, 5.75% to yield 7.60% due 12/1/2018	224,987
2,590,000	Lewis Pointe Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2015A, 6.00% due 12/1/2044	2,653,895
500,000	Leyden Rock Metropolitan District No. 10 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2016A, 4.00% to yield 3.90% due 12/1/2025	502,405
905,000	Leyden Rock Metropolitan District No. 10 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2016A, 4.375% due 12/1/2033	901,706
1,525,000	Leyden Rock Metropolitan District No. 10 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2016A, 5.00% to yield 4.65% due 12/1/2045	1,557,711
1,195,000	Leyden Rock Metropolitan District No. 10 LTD Tax Subordinate G.O. Series 2016B, 7.25% due 12/15/2045	1,176,071
1,700,000	Littleton Village Metropolitan District No. 2 LTD Tax G.O. & Special Revenue Series 2015, 5.375% to yield 5.40% due 12/1/2045	1,749,861
4,215,000	Madre Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007A, 5.375% to yield 5.375% – 7.534% due 12/1/2026	4,215,506
5,000,000	Madre Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007A, 5.50% to yield 6.225% – 9.654% due 12/1/2036	4,981,500
17,485,000	Marin Metropolitan District LTD Tax G.O. Series 2008, 7.75% due 12/1/2028(a)(j)	3,000,076
11,580,000	Meadows Metropolitan District No. 1 G.O. LTD Tax Series 1989 A (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	12,458,806
11,565,000	Meadows Metropolitan District No. 2 G.O. LTD Tax Series 1989 B (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	12,442,668

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
11,515,000	Meadows Metropolitan District No. 7 G.O. LTD Tax Series 1989 C (reissued on 12/29/1993), 7.999% due 6/1/2029(k)	$12,388,873
1,945,000	MidCities Metropolitan District No. 2 Subordinate Special Revenue Refunding Series 2016B, 7.75% due 12/15/2046	1,945,000
260,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004A, 7.00% to yield 7.075% due 6/1/2043	156,647
2,000,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004B, 7.00% to yield 7.075% due 6/1/2043	1,204,980
565,000	Mount Carbon Metropolitan District LTD Tax and Revenue Refunding Series 2004C, due 6/1/2043(e)	16,950
1,800,000	Mountain Shadows Metropolitan District LTD Tax Subordinate G.O. Series 2016B, 7.50% due 12/15/2046	1,835,136
2,540,000	Murphy Creek Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding and Improvement Series 2006, 6.00% to yield 7.90% due 12/1/2026	1,707,134
1,880,000	Murphy Creek Metropolitan District No. 3 G.O. (LTD Tax Convertible to Unlimited Tax) Refunding and Improvement Series 2006, 6.125% to yield 7.90% – 12.568% due 12/1/2035	1,263,548
1,500,000	Neu Towne Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2004, 7.20% due 12/1/2023	398,055
1,500,000	Overlook Metropolitan District G.O. LTD Tax (Convertible to Unlimited Tax) Series 2016A, 5.50% due 12/1/2046	1,511,655
2,650,000	Palisade Metropolitan District No. 2 G.O. LTD Tax and Revenue Series 2016, 4.375% due 12/1/2031	2,620,903
2,135,000	Parker Automotive Metropolitan District G.O. Refunding Series 2016, 5.00% due 12/1/2045	2,165,466
3,325,000	Pine Bluffs Metropolitan District (in the town of Parker) G.O. LTD Tax Series 2004, 7.25% to yield 17.889% due 12/1/2024	1,647,172
6,414,000	Pioneer Metropolitan District No. 3 LTD Tax G.O. Refunding and Improvement Series 2016, 6.50% due 12/1/2046	6,404,828
5,350,000	The Plaza Metropolitan District No. 1 Revenue Refunding Series 2013, 5.00% to yield 4.892% due 12/1/2040	5,681,700
2,340,000	Potomac Farms Metropolitan District G.O. Refunding and Improvement (LTD Tax Convertible to Unlimited Tax) Series 2007A, 7.25% due 12/1/2037	1,528,722
376,000	Potomac Farms Metropolitan District G.O. Refunding and Improvement (LTD Tax Convertible to Unlimited Tax) Series 2007B, 7.625% due 12/1/2023	273,423
1,040,000	Promenade at Castle Rock Metropolitan District No. 1 LTD Tax G.O. Series 2015A, 5.125% due 12/1/2025	1,094,361
26,805,000	Public Finance Authority Charter School Refunding and Improvement Draw-Down Revenue (Colorado Early Colleges Project) Charter Schools Authorized Through the Colorado Charter School Institute Series 2016A, 4.25% due 7/1/2023	26,851,909

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
9,000,000	Ravenna Metropolitan District G.O. LTD Tax Series 2007, 7.00% due 12/1/2037(j)	$8,449,830
3,500,000	Reata North Metropolitan District LTD TAX G.O. Series 2007, 5.50% to yield 9.00% due 12/1/2032	2,779,805
13,250,000	Reata South Metropolitan District LTD TAX G.O. Series 2007A, 7.25% due 6/1/2037	13,261,793
1,400,000	Richards Farm Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2015A, 5.75% to yield 5.875% due 12/1/2045	1,428,280
930,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.40% due 12/1/2025(l)	402,318
1,135,000	Riverdale Peaks II Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2005, 6.50% due 12/1/2035(l)	447,587
448,000	Routt County LID No. 2002-1 Special Assessment Series 2004A, 6.50% to yield 6.59% due 8/1/2024	449,375
233,497	Roxborough Village Metropolitan District Series 1993B, principal only, 0.00% due 12/31/2021(e)(i)(j)	134,378
242,645	Roxborough Village Metropolitan District Series 1993B, interest only, 10.41% due 12/31/2042(f)(i)(j)	21,838
1,000,000	Sierra Ridge Metropolitan District No. 2 LTD Tax G.O. Series 2016A, 4.50% due 12/1/2031	1,019,130
1,500,000	Sierra Ridge Metropolitan District No. 2 Subordinate LTD Tax G.O. Series 2016B, 7.625% due 12/15/2046	1,515,465
500,000	Silver Peaks Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2006, 5.75% due 12/1/2036	334,065
3,520,000	Solitude Metropolitan District Senior G.O. LTD Tax Series 2006, 7.00% due 12/1/2026(j)	2,745,600
6,110,000	Sorrel Ranch Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2006, 5.75% to yield 7.585% due 12/1/2036	5,642,218
1,960,000	Southglenn Metropolitan District Special Revenue Refunding Series 2016, 3.00% to yield 3.07% due 12/1/2021	1,951,572
1,000,000	STC Metropolitan District No. 2 LTD Tax G.O. Senior Series 2015A, 6.00% to yield 5.67% due 12/1/2038	1,028,930
3,500,000	STC Metropolitan District No. 2 LTD Tax G.O. Subordinate Series 2015B, 7.75% due 12/15/2038	3,599,120
2,195,000	Sterling Ranch Community Authority Board LTD Tax Supported Revenue Senior Series 2015A, 5.50% to yield 5.60% due 12/1/2035	2,245,683
3,000,000	Sterling Ranch Community Authority Board LTD Tax Supported Revenue Senior Series 2015A, 5.75% to yield 5.83% due 12/1/2045	3,072,930
1,045,000	Sterling Ranch Community Authority Board LTD Tax Supported Revenue Subordinate Series 2015B, 7.75% due 12/15/2045	1,069,599

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Municipal Bonds — (Continued)
9,000,000	Stone Ridge Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007, 7.25% due 12/1/2031	$1,977,120
1,615,000	Table Mountain Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Series 2016A, 5.25% due 12/1/2045	1,656,942
570,000	Table Mountain Metropolitan District Subordinate LTD Tax G.O. Series 2016B, 7.75% due 12/15/2045	583,081
2,070,000	Tallyn’s Reach Metropolitan District No. 3 LTD Tax (Convertible to Unlimited Tax) G.O. Refunding and Improvement Series 2013, 5.125% to yield 4.681% due 11/1/2038	2,240,609
1,220,000	Tallyn’s Reach Metropolitan District No. 3 Subordinate LTD Tax G.O. Series 2016A, 6.75% due 11/1/2038	1,260,504
1,154,000	Traditions Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Series 2006, 5.75% to yield 7.63% due 12/1/2036	1,154,842
8,780,000	Traditions Metropolitan District No. 2 Subordinate G.O. (LTD Tax Convertible to Unlimited Tax) Convertible Capital Appreciation Series 2008, 8.50% to yield 8.50% – 8.544% due 12/15/2037	8,953,229
14,020,000	United Water & Sanitation District (Lupton Lakes Water Storage Project and Water Activity Enterprise) Revenue Series 2006, 6.00% due 3/1/2021	14,061,359
6,875,000	United Water & Sanitation District Ravenna Project Water Activity Enterprise Convertible Capital Appreciation Series 2007, 6.125% due 12/1/2037	6,108,988
7,972,000	United Water & Sanitation District United Water Acquisition Project Water Activity Enterprise Revenue Refunding Series 2012, 6.00% due 12/1/2023	7,998,626
1,934,000	VDW Metropolitan District No. 2 Subordinate LTD Tax G.O. Series 2016B, 7.25% due 12/15/2045	1,973,396
11,500,000	Valagua Metropolitan District G.O. LTD Tax Series 2008, 7.75% to yield 7.75% – 31.02% due 12/1/2037	2,640,745
2,250,000	Waterfront Metropolitan District LTD Tax (Convertible to Unlimited Tax) G.O. Refunding & Improvement Series 2007, 4.25% to yield 7.794% due 12/1/2032	2,254,973

	Total Colorado Municipal Bonds (amortized cost $617,309,344)	$596,785,825

Short-Term Municipal Bonds — 22.8%
10,645,000	Broomfield Urban Renewal Authority Tax Increment Revenue (Broomfield Event Center Project) Series 2005, 0.90%, due 12/1/2030 (LOC 1)	$10,645,000
3,485,000	Colorado Housing and Finance Authority Multi-Family/Project Class I Adjustable Rate 2008 Series C-3, 0.86% due 10/1/2038 (LOC 2)	3,485,000
2,655,000	Colorado Housing and Finance Authority Single Family Mortgage Class I Adjustable Rate 2006 Series A-2, 0.86% due 11/1/2034 (LOC 2)	2,655,000
17,090,000	Colorado Housing and Finance Authority Single Family Mortgage Class II Adjustable Rate 2013 Series B, 0.82% due 11/1/2036 (LOC 4)	17,090,000

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
	Short-Term Municipal Bonds — (Continued)
3,010,000	Colorado Housing and Finance Authority Manufacturing Revenue (Ready Foods, Inc. Project) Series 2007A, 0.89% due 1/1/2032 (LOC 3)	$3,010,000
7,925,000	Colorado Springs (City of) Variable Rate Demand Utilities System Improvement Revenue Series 2010C, 0.90% due 11/1/2040 (LOC 5)	7,925,000
1,400,000	Colorado Springs (City of) Variable Rate Demand Utilities System Improvement Revenue Series 2012A, 0.90% due 11/1/2041 (LOC 3)	1,400,000
4,265,000	City and County of Denver Multifamily Housing Revenue (2300 Welton Project) Series 2015, 0.65% due 4/1/2017	4,255,532
8,400,000	EagleBend Affordable Housing Corporation Taxable Convertible Variable Rate Multifamily Housing Project Revenue Refunding Series 2006A, 0.90% due 7/1/2021 (LOC 3)	8,400,000
50,000,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M015, 0.90% due 5/15/2046	50,000,000
29,700,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M021, 0.92% due 6/15/2036	29,700,000
13,745,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M024, 0.90% due 7/15/2050	13,745,000
21,675,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M-031, 0.87% due 12/15/2045	21,675,000
36,905,000	Freddie Mac Multifamily Variable Rate Certificates Class A Series M-033, 0.87% due 3/15/2049	36,905,000
620,000	Fort Lupton Golf Course Revenue Anticipation Warrants Senior Series 1996A, 8.50% due 12/15/2015(a)	6
1,000,000	Mountain Shadows Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Series 2007, 5.50% due 12/1/2027(b)	1,007,990
315,000	Ravenna Metropolitan District Supplemental “B” Interest Registered Coupons, 8.25% due 12/1/2016(d)(j)	289,170
11,721	Roxborough Village Metropolitan District Series 1993A, 9.00% due 12/31/2016(i)	11,727
7,000,000	Sheridan Redevelopment Agency Variable Rate Tax Increment Refunding Revenue (South Santa Fe Drive Corridor Redevelopment Project) Series 2011A-1, 0.96% due 12/1/2029 (LOC 5)	7,000,000
21,500,000	SunAmerica Variable Rate Class A Series 2001-2, 0.90% due 7/1/2041 (LOC 6)	21,500,000
1,914,000	Wildgrass Metropolitan District G.O. (LTD Tax Convertible to Unlimited Tax) Refunding Series 2007, 6.20% to yield 5.25% due 12/1/2034(b)	1,931,666

	Total Short-Term Municipal Bonds (amortized cost $242,928,433)	$242,631,091

Colorado Capital Appreciation and Zero Coupon Bonds — 4.8%
2,025,000	Bramming Farm Metropolitan District No. 1 G.O. (LTD Tax Convertible to Unlimited Tax) Capital Appreciation Series 2015, 5.25% due 12/1/2044(d)	$1,951,108
520,000	Colorado Health Facilities Authority Zero Coupon Retirement Housing Revenue (Liberty Heights Project) 1990 Subordinate Series B, 6.97% due 7/15/2020(b)(d)	494,094

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount		Value
Colorado Capital Appreciation and Zero Coupon Bonds — (Continued)
7,470,000	Conifer Metropolitan District Jefferson County Supplemental Interest Coupons Series 2006, 8.00% due 12/1/2010 – 12/1/2031(a)(d)(j)	$3,352,312
15,725,000	Flying Horse Metropolitan District No. 2 Refunding and Improvement Subordinate LTD Tax G.O. Convertible Capital Appreciation Series 2013B, 8.00% due 12/15/2042(d)	13,176,449
14,000,000	PV Water and Sanitation Metropolitan District Capital Appreciation Revenue Series 2006, 6.00% due 12/15/2017(a)(d)	5,110,000
2,380,000	Ravenna Metropolitan District Supplemental “B” Interest Registered Coupons, 8.25% due 12/1/2017 – 12/1/2023(d)(j)	1,637,247
7,205,000	Southshore Metropolitan District No. 2 G.O. (LTD Tax Convertible to Unlimited Tax) Convertible Capital Appreciation Series 2015, 6.50% due 12/1/2042(d)	6,311,076
6,685,000	Sterling Ranch Metropolitan District No. 2 G.O. LTD Tax Convertible Capital Appreciation Series 2015, 8.00% due 12/1/2045(d)	4,582,099
8,920,000	United Water & Sanitation District Ravenna Project Water Activity Enterprise Capital Appreciation Revenue Refunding Series 2009, 6.50% due 12/15/2016(a)(d)	8,338,238
2,286,030	United Water & Sanitation District Ravenna Project Water Activity Enterprise Capital Appreciation Subordinate Series 2006B, 7.00% due 12/15/2011(d)(j)	2,171,728
5,750,000	Wildwing Metropolitan District No. 1 Capital Appreciation Revenue Series 2008, 7.50% due 12/1/2023(d)	3,396,870

	Total Colorado Capital Appreciation and Zero Coupon Bonds (amortized cost $56,809,486)	$50,521,221

Other Municipal Bonds — 4.2%
4,904,915	Freddie Mac Multifamily Variable Rate Certificates Series M001 Class B, 7.80% due 4/1/2037(g)(j)	$4,904,915
6,055,000	Flandreau Santee Sioux Tribe Tribal Health Care Revenue (Indian Health Service Joint Venture Construction Program Project) Series 2016, 5.75% due 1/1/2036	5,947,282
4,125,000	Flandreau Santee Sioux Tribe Tribal Health Care Revenue (Indian Health Service Joint Venture Construction Program Project) Series 2016, 5.00% due 1/1/2026	4,078,099
3,565,000	Flandreau Santee Sioux Tribe Tribal Health Care Revenue (Indian Health Service Joint Venture Construction Program Project) Series 2016, 5.50% due 1/1/2031	3,511,062
450,000	Haskell County, Oklahoma Public Facilities Authority Junior Lien Sales Tax Revenue Note Series 2015, 5.25% due 4/1/2024	459,193
524,000	The Industrial Development Authority of the City of Kansas City, Missouri Multi-family Housing Revenue (Alexandria Apartments) Series 2005A, 6.75% due 1/1/2028	526,358
1,510,000	Lower Brule Sioux Tribe (Lower Brule, South Dakota) Tribal Purpose Refunding Tax-Exempt Series 2014C, 5.875% due 3/01/2025	1,580,517
6,590,000	The Hospital Facilities Authority of Multnomah County, Oregon Revenue Refunding (Odd Fellows Home-Friendship Health Center) Series 2013A, 5.45% due 9/15/2020	6,592,372

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

Face Amount			Value
Other Municipal Bonds — (Continued)
1,560,000	Oglala Sioux Tribe (Pine Ridge, South Dakota) Essential Governmental Function Revenue and Refunding Series 2012, 5.00% due 10/1/2022		$1,567,004
1,985,000	Oglala Sioux Tribe (Pine Ridge, South Dakota) Essential Governmental Function Revenue Tax-Exempt Series 2014B, 5.50% to yield 5.70% due 10/1/2024		2,033,791
2,500,000	Commonwealth of Puerto Rico G.O. 2014 Series A, 8.00% due 7/1/2035		1,637,500
7,100,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Series 2007A Capital Appreciation 6.75% due 8/01/2045(d)		1,423,976
20,000,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Senior Series 2011C Capital Appreciation 8.00% due 8/01/2038(d)		3,524,600
10,000,000	Puerto Rico Sales Tax Financing Corporation Sales Tax Revenue Senior Series 2011C Capital Appreciation 8.00% due 8/01/2039(d)		1,649,200
912,000	The Industrial Development Authority of the City of St. Louis, Missouri Senior Housing Revenue (Grant School Apartments) Series 2005A, 6.75% due 5/1/2027		883,847
3,935,000	Tacoma, Washington (City of) Consolidated LID District No.65, 5.75% to yield 5.75% – 6.22% due 4/1/2043		3,942,595

	Total Other Municipal Bonds (amortized cost $44,286,468)		$44,262,311

Colorado Taxable Bonds/Certificates/Notes — 0.8%
1,806,518	777 S High Street LLC, Tax Lien Receipt Certificates, 9.00% due 2/28/2019(j)(m)		$1,806,518
7,115,000	Public Finance Authority Charter School Refunding and Improvement Draw-Down Revenue (Colorado Early Colleges Project) Charter Schools Authorized Through the Colorado Charter School Institute Taxable Series 2016B, 5.75% due 7/1/2023		7,116,067
227,347	Note receivable from Tabernash Meadows, LLC, a Colorado limited liability company, 24.00% due 2/9/2002(a)(j)		127,601

	Total Colorado Taxable Bonds/Certificates/Notes (amortized cost $9,148,865)		$9,050,186

	Total investments, at value (amortized cost $970,482,596)	88.8%	$943,250,634
	Other assets net of liabilities	11.2%	118,755,944

	Net assets	100.0%	$1,062,006,578

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(a)	Defaulted or non-income producing based upon the financial condition of the issuer (see note 2 in notes to financial statements).

(b)	Originally issued as general obligation bonds but are now pre-refunded and are secured by an escrow fund consisting entirely of direct U.S. Government obligations.

(c)	Represents securities whose blended characteristics are reflective of a zero coupon bond and a step rate bond. Interest rate shown represents effective yield at acquisition.

(d)	Interest rate shown for capital appreciation and zero coupon bonds represents the effective yield at the date of acquisition.

(e)	Principal-only certificate represents the right to receive the principal payments on the underlying debt security upon maturity. The price of this security is typically more volatile than that of coupon-bearing bonds of the same maturity.

(f)	Interest-only certificate represents the right to receive semi-annual interest payments on the underlying debt security. The principal amount of the underlying security represents the notional amount on which current interest is calculated. The interest rate shown represents the effective yield at the date of acquisition.

(g)	Interest rate disclosed for cash flow bond represents the effective yield at September 30, 2016. Income on this security is derived from the cash flow of the issuer.

(h)	Represents current interest rate for a step rate bond. No step rate bonds were owned by the Fund at September 30, 2016.

(i)	Terms of security have been restructured since the original issuance. The total face amount of all such restructured securities approximates $11,002,930 and a value of $6,807,003 or less than 1.0% of net assets as of September 30, 2016.

(j)	Securities valued at fair value (see note 2 in notes to financial statements).

(k)	See note 7 in notes to financial statements for further information on purchase accrued interest related to these bonds.

(l)	The Fund has entered into a forbearance agreement under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time (see note 2 in notes to financial statements).

(m)	Tax lien receipt certificates.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Schedule of Investments — (Continued)

(LOC)	These securities are Variable Rate Demand Obligations (“VRDO”) with scheduled principal and interest payments that have a guaranteed liquidity provider in the form of a letter of credit. These obligations bear interest at a rate that resets daily or weekly (see note 2 in notes to financial statements). The numbered list below corresponds to the liquidity provider associated with the respective LOC.

1. BNP Paribas

2. FHLB Topeka

3. US Bank, N. A.

4. Royal Bank of Canada

5. JPMorgan Chase Bank, N.A.

6. Freddie Mac

The following abbreviations are used in the descriptions of securities included in the Schedule of Investments:

G.O. — General Obligation

GID — General Improvement District

LID — Local Improvement District

LTD — Limited

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Assets and Liabilities

September 30, 2016

ASSETS
Investments, at value (amortized cost $970,482,596)	$943,250,634
— see accompanying schedule
Cash	1,553,074
Interest receivable	77,087,531
Purchase accrued interest (note 7)	44,417,942
Receivable for shares of beneficial interest sold	727,304

TOTAL ASSETS	1,067,036,485

LIABILITIES
Payables and other liabilities:
Dividends payable	1,882,941
Payable for shares of beneficial interest redeemed	359,463
Payable for bonds purchased	1,945,000
Management fees payable	434,717
Accrued expenses payable	407,786

TOTAL LIABILITIES	5,029,907

NET ASSETS	$1,062,006,578

COMPOSITION OF NET ASSETS
Paid-in capital	$1,080,471,183
Accumulated net realized gain	8,767,357
Net unrealized (depreciation) of investments	(27,231,962)

NET ASSETS	$1,062,006,578

NET ASSET PRICE AND REDEMPTION PRICE PER SHARE (based on 115,735,505 shares of beneficial interest outstanding at September 30, 2016 unlimited number of no par value shares authorized)	$9.18

MAXIMUM OFFERING PRICE PER SHARE (net asset value plus sales charge of 4.75% of offering price)	$9.63

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statement of Operations

For the Fiscal Year Ended September 30, 2016

INVESTMENT INCOME
Interest	$47,684,072
EXPENSES
Management fees (note 4)	4,929,237
Custodian fees (note 5)	94,753
Legal and auditing fees	34,160
Portfolio pricing fees	35,380
Registration fees	24,400
Shareholders’ reports	61,000
Transfer agency expenses (note 4)	200,385
Trustees’ fees	12,200
Other	128,100

Total expenses	5,519,615
Custody credits (note 5)	(59,068)

Net expenses	5,460,547

NET INVESTMENT INCOME	42,223,525

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	10,583,922
Net unrealized (depreciation) on investments	(3,794,374)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,789,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,013,073

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Statements of Changes in Net Assets

For the Fiscal Years Ended September 30

	2016	2015
FROM OPERATIONS:
Net investment income	$42,223,525	$36,585,505
Net realized gain on investments	10,583,922	243,438
Unrealized (depreciation) appreciation on investments	(3,794,374)	2,983,819

Net increase in net assets resulting from operations	49,013,073	39,812,762

FROM DISTRIBUTIONS TO SHAREHOLDERS: (note 2)
Dividends to shareholders from net investment income	(42,223,525)	(36,585,505)
Net realized gain to shareholders from investment transactions	(2,055,096)	(950,882)

Total distributions to shareholders	(44,278,621)	(37,536,387)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares	177,098,337	94,444,332
Reinvested dividends and distributions	28,522,767	23,806,755
Redemption of shares	(69,872,218)	(90,737,073)

Increase in net assets derived from beneficial interest transactions	135,748,886	27,514,014

Net increase in net assets	140,483,338	29,790,389
NET ASSETS:
Beginning of period	921,523,240	891,732,851

End of period	$1,062,006,578	$921,523,240

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Sales charges are not reflected in the total returns.

	For Fiscal Years Ended September 30
	2016	2015	2014	2013	2012
For a share outstanding throughout the period
Net Asset Value, beginning of period	$9.14	$9.11	$9.00	$9.24	$9.15

Income From Investment Operations
Net investment income(1)	0.39	0.37	0.41	0.39	0.41
Net gain or (loss) on investments (both realized and unrealized)	0.06	0.04	0.12	(0.24)	0.09

Increase from investment operations	0.45	0.41	0.53	0.15	0.50
Less Distributions
Dividends to shareholders from net investment income	(0.39)	(0.37)	(0.41)	(0.39)	(0.41)
Distributions from realized capital gains	(0.02)	(0.01)	(0.01)	—	—

Total Distributions	(0.41)	(0.38)	(0.42)	(0.39)	(0.41)

Net increase (decrease) in net asset value	0.04	0.03	0.11	(0.24)	0.09

Net Asset Value, end of period	$9.18	$9.14	$9.11	$9.00	$9.24

Total Return, at Net Asset Value(2)	5.07%	4.48%	6.06%	1.58%	5.64%

Ratios/Supplemental Data:
Ratios to average net assets:
Net investment income	4.29%	4.03%	4.52%	4.23%	4.42%
Total expenses	0.56%	0.58%	0.71%	0.73%	0.58%
Net expenses	0.55%	0.58%	0.70%	0.73%	0.58%
Net assets, end of period (000s)	$1,062,007	$921,523	$891,733	$872,586	$869,376

Portfolio turnover rate(3)	16.77%	19.06%	11.36%	8.21%	8.66%

(1)	Net investment income per share was calculated using an average shares method.

(2)	Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(3)	The portfolio turnover rate is computed by dividing the lesser of purchases or sales of portfolio securities for a period by the monthly average of the value of portfolio securities owned during the period. Sales of securities include the proceeds of securities that have been called, or for which payment has been made through redemption or maturity. Securities with a maturity date of one year or less at the time of acquisition are excluded from the calculation. Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the period ended September 30, 2016 were $234,431,353 and $102,788,980 respectively.

See accompanying notes to financial statements.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements

(1)	Organization

Colorado BondShares — A Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund’s investment objectives are to maximize income exempt from federal income taxes and from personal income taxes of the State of Colorado to the extent consistent with the preservation of capital and to seek opportunities for capital appreciation. The Fund’s investment adviser is Freedom Funds Management Company (“Freedom Funds”). The following is a summary of significant accounting policies consistently followed by the Fund.

(2)	Summary of Significant Accounting Policies

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. These financial statements reflect all adjustments that are, in the opinion of management, necessary to a fair statement of financial position and results of operations for the reporting period. The following summarizes the significant accounting policies of the Fund:

(a)	Investment Valuation and Risk

Securities for which there is no last sales price are valued by an independent pricing service based on evaluated prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are fair valued by management.

Securities for which market quotations are not readily available (or management considers otherwise are no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Trustees. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings are valued at current market quotations or amortized cost, whichever management believes best approximates fair value.

Fixed-income securities owned by the Fund are subject to interest-rate risk, credit risk, prepayment risk and market risk. The Fund invests in not rated securities which may be subject to a greater degree of credit risk and risk of loss of income and principal and may be more sensitive to economic conditions than lower yielding, higher rated fixed-income securities. The Fund concentrates its investments in Colorado and, therefore, may be impacted by specific events, issuers or factors affecting Colorado. The Fund has more credit risk related to the economic conditions of Colorado than a portfolio with a broader geographical diversification.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

ASC 820 Fair Value Measurements and Disclosures establishes a fair value hierarchy that classifies securities based on valuation techniques used to measure fair value and distinguish between observable inputs (market data obtained from independent sources) and the reporting entities own assumptions, which are not readily observable to market participants. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

Level 1 Inputs:    Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

Level 2 Inputs:    Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 Inputs:    Significant unobservable inputs for the asset or liability including management’s own assumptions. Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available.

The following table summarizes the valuation of the Fund’s investments as defined by ASC 820 hierarchy levels as of September 30, 2016:

Valuation Inputs Summary

	Colorado Municipal Bonds	Short-Term Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Other Municipal Bonds	Colorado Taxable Bonds/ Certificates/Notes	Total Securities September 30, 2016
Level 1 Securities	—	—	—	—	—	—
Level 2 Securities	568,442,439	242,341,921	43,359,934	39,357,396	7,116,067	900,617,757
Level 3 Securities	28,343,386	289,170	7,161,287	4,904,915	1,934,119	42,632,877

Totals	596,785,825	242,631,091	50,521,221	44,262,311	9,050,186	943,250,634

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

	Colorado Municipal Bonds	Short- Term Municipal Bonds	Colorado Capital Appreciation and Zero Coupon Bonds	Other Municipal Bonds	Colorado Taxable Certificates/Notes	Totals
Level 3 Beginning Balance September 30, 2015	44,813,386	296,310	10,423,761	4,904,915	1,963,458	62,401,830
Unrealized Losses	(15,361,887)	(139,011)	—	—	(29,339)	(15,530,237)
Unrealized Gains	1,816,669	—	—	—	—	1,816,669
Realized Losses	—	—	—	—	—	—
Realized Gains	3,106	142,701	—	—	—	145,807
Purchases	4	—	—	—	—	4
Sales	(3,455)	(300,000)	—	—	—	(303,455)
Transfers In to Level 3*	—	289,170	—	—	—	289,170
Transfers Out of Level 3*	(2,924,437)	—	(3,262,474)	—	—	(6,186,911)

Balance as of September 30, 2016	28,343,386	289,170	7,161,287	4,904,915	1,934,119	42,632,877

* Transfers from Level 2 to Level 3 are because of a lack or change of observable inputs or reduced market data reliability. Transfers from Level 3 to Level 2 are the result of observable inputs becoming available or increased market data reliability. The Fund’s policy is to recognize transfers into and out of Level 3 when management becomes aware of a change to significant observable input or market data reliability.

From September 30, 2015 to September 30, 2016, there were no Level 1 Securities.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Significant Unobservable Inputs Quantitative Disclosure

Level 3 Securities*	Fair Value September 30, 2016	Valuation Technique(s)**	Unobservable Inputs	Low	High	Weighted Average
Colorado Municipal Bonds	28,343,386	discounted cash flow	probability of default	5.00%	100.00%	19.24%
		consensus pricing	Bond Dealer #1	9.00%	100.00%	81.32%
			Bond Dealer #2	9.00%	100.00%	79.84%

Short-Term Municipal Bonds	289,170	discounted cash flow	probability of default	10.00%	10.00%	10.00%
		consensus pricing	Bond Dealer #1	91.80%	91.80%	91.80%
			Bond Dealer #2	92.00%	92.00%	92.00%

Colorado Capital Appreciation and Zero Coupon Bonds	7,161,287	discounted cash flow	probability of default	10.00%	100.00%	52.13%
		consensus pricing	Bond Dealer #1	44.50%	95.00%	65.71%
			Bond Dealer #2	44.88%	95.00%	66.01%

Other Municipal Bonds	4,904,915	discounted cash flow	probability of default	1.00%	1.00%	1.00%
		consensus pricing	Bond Dealer #1	100.00%	100.00%	100.00%
			Bond Dealer #2	100.00%	100.00%	100.00%

Colorado Taxable Bonds/ Certificates/Notes	1,934,119	discounted cash flow	probability of default	10.00%	100.00%	15.94%
		consensus pricing	Bond Dealer #1	56.50%	100.00%	97.13%
			Bond Dealer #2	56.13%	100.00%	97.11%

Total Level 3 Securities at September 30, 2016	42,632,877

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are collateral value, probability of default, and loss severity in the event of default. Any changes in unobservable inputs may result in substantial changes to fair value measurements.

* The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2(a). The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.

** Other unobservable inputs used in the discounted cash flow technique include collateral value and loss severity. These unobservable inputs are specific to the characteristics of each security being valued.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

(b)	Cash

The Fund continually monitors its positions with, and the credit quality of, the financial institutions with which it invests. As of September 30, 2016, and periodically throughout the year, the Fund has maintained balances in various operating accounts in excess of federally insured limits.

(c)	Income Tax Information and Distributions to Shareholders

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all its net investment income and any net realized gain on investments not offset by capital loss carryforwards to shareholders. The Fund distributes investment income monthly and due to the tax-exempt nature of its investments, the income is generally non-taxable to the shareholders. The Fund distributes net realized capital gains, if any, to its shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of tax allocations.

Management has reviewed the Fund’s tax position for all open tax years. As of September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Fund has no examinations in progress.

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains were as follows during the Fund’s tax years ended September 30, 2016 and September 30, 2015:

	2016	2015
Undistributed net tax-exempt income	$—	$—
Undistributed net ordinary income*	40,285	10,567
Undistributed net long-term capital gain	8,356,284	101,031

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2016 and September 30, 2015 was designated for purposes of the dividends paid deduction as follows:

	2016	2015
Distributions from net tax-exempt income*	$41,354,894	$35,936,308
Distributions from net ordinary income**	2,648,564	980,931
Distributions from net long-term capital gain	101,090	520,859

* The Fund hereby designates this amount paid during the fiscal year ended September 30, 2016, as Exempt Interest Dividends.

** Net ordinary income consists of taxable market discount income, taxable interest income and net short-term gains, if any.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

At September 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$970,482,596

Gross unrealized appreciation	$21,458,910
Gross unrealized depreciation	(48,690,872)

Net unrealized depreciation of investments	$(27,231,962)

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years. At September 30, 2016, the Fund did not have any capital loss carryforwards.

(d)	Defaulted or Non-Income Producing Investments

The Fund discontinues the accrual of interest income on municipal bonds when the securities become delinquent as to payment of principal or interest, or when the Fund’s investment adviser determines that an uncertainty exists as to the realization of all or a portion of the principal balance. The face amount of bonds for which the accrual of interest income has been discontinued approximates $56,792,347, and such bonds have a value of $27,998,233 or 2.64% of net assets as of September 30, 2016. These securities have been identified in the accompanying Schedule of Investments.

The Fund has entered into forbearance agreements with one district under which it agrees that the issuer may pay a reduced rate of interest in lieu of the contract rate for a period of time. Face amount of the bonds for which the Fund has entered into forbearance agreements total $2,065,000 and have a value of $849,905 or less than 1% of net assets, as of September 30, 2016. These securities have been identified in the Schedule of Investments.

(e)	Investment Transactions and Revenue Recognition

Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Purchases and sales of securities, other than short-term securities, aggregated to $234,431,353 and $102,788,980 respectively.

Dividends to shareholders are declared each business day and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated using the identified-cost basis, which is the same basis the Fund uses for federal income tax purposes. Interest income is recorded on the accrual basis.

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Variable Rate Demand Obligations (“VRDO”) purchased by the Fund are floating rate obligations that have a nominal long-term maturity but have a coupon rate that is reset periodically (e.g., daily or weekly). The investor has the option to put the issue back to the trustee or tender agent at any time with specified (e.g., seven days) notice; accordingly, the Fund treats these obligations as short-term holdings. On September 30, 2016, the interest rates paid on these obligations ranged from 0.82% to 0.96%.

(f)	Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

(g)	Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and may increase or decrease in value prior to the delivery date. The Fund maintains segregated assets with a value equal to or greater than the amount of its purchase commitments. The balance due for when-issued securities at September 30, 2016 was $1,945,000.

(3)	Shares of Beneficial Interest

The Fund has an unlimited number of no par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Years Ended September 30,
	2016		2015
	Shares	Amount	Shares	Amount
Shares sold	19,392,674	$177,098,337	10,362,361	$94,444,332
Dividends reinvested	3,123,284	28,522,767	2,612,274	23,806,755

	22,515,958	205,621,104	12,974,635	118,251,087
Shares redeemed	(7,651,875)	(69,872,218)	(9,957,767)	(90,737,073)

Net increase in shares outstanding	14,864,083	$135,748,886	3,016,868	$27,514,014

(4)	Management Fees and Other Transactions with Affiliates

Management fees paid to Freedom Funds were in accordance with the investment advisory agreement with the Fund which provides for an annual fee equivalent to 0.5% of the net assets of the Fund. Freedom

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Funds pays all expense associated with advertising, marketing, and distributing the Fund’s shares and serves as the transfer agent, dividend disbursing agent, and registrar for the Fund. Freedom Funds provided certain transfer agency and shareholder services as part of the management fee arrangement for the period ended September 30, 2016. Transfer agency expenses on the Statement of Operations represent direct expenses charged to the Fund by third parties.

Allen Insurance, an affiliate of the investment adviser, acted as agent for the Fidelity Bond and the Errors and Omissions insurance policy maintained by the Fund and as a result received compensation in the form of commissions. The policies were provided by Traveler’s Indemnity Company and all the commissions referred to above were paid by Travelers. Allen Insurance received no compensation directly from the assets of the Fund.

The Fund does not have any Trustees who are affiliated with the Adviser or Distributor. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund does not reimburse the Adviser for any compensation or fees associated with the Chief Compliance Officer.

(5)	Custody Credits

Expenses paid indirectly by the Fund represent earnings credits on cash balances maintained with the Fund’s custodian bank, UMB Bank, N.A. The earnings credits resulted in offsetting custodian fees of $59,068 for the period ended September 30, 2016.

(6)	Indemnification

From time to time, the Fund may be involved in certain disputes and legal actions arising in the ordinary course of its business. While it is not feasible to predict or determine the outcome of these proceedings, in management’s opinion, based on a review with legal counsel, none of these disputes and legal actions are expected to have a material impact on its financial position or results of operations. However, litigation is subject to inherent uncertainties, and an adverse result in these matters may arise from time to time that may harm the Fund’s business.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(7)	Purchase Accrued Interest

Purchase accrued interest is typically a component of a municipal bond purchase and is paid on settlement date. The accrual period begins on the last interest payment date (or original issue date) and runs through the day immediately preceding the settlement date. The Fund has purchased three bonds from

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

the Meadows Metropolitan Districts No. 1, 2 and 7 with an aggregate balance of purchase accrued of $44,026,872 (99.1% of the September 30, 2016 balance of $44,417,942). Approximately $53,104,406 of additional interest has accrued on the purchase accrued interest since its purchase in 2007. This additional accrued interest has been valued at approximately $39,888,633 and is included in other assets net of liabilities in the Schedule of Investments. This amount bears interest at the rate of 7.999% and will be received over an uncertain period of years. The value of the Meadows bonds is contained within three separate line items of the financial statements which all relate to a single set of bonds that cannot be sold separately.

(8)	Litigation

The Fund is periodically involved in various legal proceedings. At September 30, 2016, the Fund has a litigation accrual of $130,465 for all pending litigation matters primarily for the purpose of paying lawyer fees. Possible additional amounts cannot be currently estimated but will be set aside as needed. Although there can be no assurances, based on information available, management believes that it is probable that the ultimate outcome of the action described below and other matters that are pending or threatened will not have a material effect on the Fund’s financial condition.

(a)	Marin Metropolitan District LTD Tax G.O. Series 2008

The Fund is the beneficial owner of bonds issued in 2008 (the “Bonds”) by Marin Metropolitan District (the “District”) as described more fully in the Fund’s most recent quarterly schedule of portfolio holdings for the period ended June 30, 2016 on Form N-Q that was filed with the Securities and Exchange Commission (“SEC”) on August 29, 2016. The original principal amount of the Bonds was $30,485,000. The current principal amount of the Bonds is $17,485,000.

On June 1, 2011, Landmark Towers Association, Inc. (“Landmark”), a homeowner association, filed an action on behalf of its members entitled Landmark Towers Ass’n, et al. v. UMB Bank, et al., Case Number 2011-CV-1076 in Arapahoe County District Court, Colorado (“Landmark Litigation”). The complaint filed in the Landmark Litigation sought a temporary restraining order, declaratory relief and permanent injunction against the District, the Fund, and UMB Bank (“UMB”), the trustee, alleging that the taxes imposed by the District pledged to pay the Bonds violated Colorado’s Tax Payer Bill of Rights (“TABOR”).

In August 2011, Landmark sought to freeze approximately $13,000,000 in original proceeds from the sale of the Bonds to the Fund, which moneys were held by UMB as trustee. The District Court denied Landmark’s efforts to freeze the $13,000,000 and allowed those moneys to be paid to the Fund, which reduced the principal amount of the Bonds to the current level.

In July and August 2013, the District Court held a bench trial regarding Landmark’s claims for declaratory relief and permanent injunction. On September 6, 2013, the District Court issued an order (“Sept. 6 Order”) that the District was properly formed and that the election approving the taxes was proper, but nonetheless held that there were violations of TABOR relating to the property taxes. In particular, the

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

District Court held that (1) bond proceeds were used to pay improper charges of the developer; (2) the taxes exceeded the maximum mill levy for debt service; and (3) the taxes did not benefit the Landmark taxpayers. After holding that the taxes did not provide a benefit to the Landmark taxpayers, the Court enjoined the District from imposing its taxes on the Landmark members for purposes of paying the Bonds (the “Injunction”). The Fund, the District and UMB filed a motion for reconsideration of the Sept. 6 Order, which the District Court denied in an order dated October 31, 2013 (“Oct. 31 Order”).

While the Fund was not found to be responsible for damages based on the asserted TABOR violations, the District Court on March 10, 2014 entered an order allowing Landmark to pursue claims for fraudulent transfer and constructive trust that could result in the Fund being ordered to pay some or all of the tax refund obligations of the District.

In August 2014, the District Court held a four-day trial on the newly asserted claims against the Fund, and on September 10, 2014, the District Court issued an order (the “Sept. 10 Order”) denying each of the new claims asserted against the Fund. Landmark, however, filed a post-trial motion for reconsideration of the Sept. 10 Order, which motion was denied on November 12, 2014.

The Fund filed a Notice of Appeal of the Sept. 6 Order and the Oct. 31 Order, including the Injunction.

On April 21, 2016, the Colorado Court of Appeals issued an Opinion, in which it concluded that the TABOR election held for approving the Bonds and the District’s ad valorem property taxes was invalid because eligible electors were denied the right to vote in the election and that ineligible electors voted in the election. Based on those decisions, the Court of Appeals upheld the injunction against the District, prohibiting it from levying taxes for payment of the Bonds.

The Opinion of the Colorado Court of Appeals also has created uncertainty in the Colorado public finance market in that it calls into question the process that is routinely used to qualify electors for special district elections in Colorado. Emergency legislation was introduced in the Colorado legislature to remove the uncertainty and any impact the Opinion may have on other special district financings. The legislation was passed unanimously by the Colorado General Assembly and was signed by the Governor on May 18, 2016.

In a further effort to reduce any impact the Opinion may have on the Colorado public finance market, the Fund filed a Petition for Rehearing with the Court of Appeals, asking it to withdraw a portion of its Opinion as unnecessary. That Petition was filed on May 5, 2016 and was denied on May 12, 2016.

The Fund filed a petition with the Colorado Supreme Court to review the Court of Appeals’ Opinion on various grounds. On November 7, 2016, the Supreme Court granted the petition for review. The Fund expects that the issues before the Supreme Court will be briefed by February 13, 2017 and that the matter will be heard and decided by around June 2017.

If the Court of Appeals’ Opinion is upheld, the tax revenues pledged to pay the Bonds would be reduced. However, it is impossible to determine the direction, cost, duration or ultimate outcome of the

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Landmark Litigation. In addition, litigation is expensive and time consuming and, while the Fund fully intends to recover its costs, there can be no assurance that this will occur and there could be further adverse effects on dividend distributions and net asset values of the Fund while the matter is pending.

(b)	United Water & Sanitation District Ravenna Project Series 2009

(River Canyon Real Estate Investments, LLC Bankruptcy)

On July 31, 2013 the U.S. Bankruptcy Court confirmed a Chapter 11 bankruptcy plan proffered by bankrupt developer River Canyon (associated with development within the Ravenna District). The Fund had opposed the plan because of the unfavorable treatment of creditors and participated in an appeal of the Bankruptcy Court’s decision. The Fund was indirectly involved in a related case which was removed to the Douglas County District Court by the bankruptcy court to determine the validity of certain liens filed on the developer’s lots to secure bonds owned by the Fund. All matters pending in Douglas County District Court have now been decided or settled. The Fund is actively involved in global settlement negotiations with the parties in an attempt to permanently resolve these matters without incurring additional legal expenses associated with a trial. Though the Fund is receiving excellent cooperation from the opposing parties and is hopeful that these discussions will ultimately be successful, there can be no reliable prediction as to the likely outcome at this time. The appeal in Bankruptcy Court is pending.

(c)	Ravenna Metropolitan District

Colorado BondShares is the holder of approximately $11,695,000 of General Obligation Limited Tax Bonds, Series 2007 and Supplemental B Interest Registered Coupons (collectively the “Ravenna Bonds”) issued by Ravenna Metropolitan District (“Ravenna”). In addition, Ravenna also owes United Water and Sanitation District (“United”) approximately $6,875,000 arising under the Lease Purchase Agreement and Related Water Services Agreement (collectively the “Water Agreements”). United in turn is obligated to Colorado BondShares, which obligations are based upon these revenue streams.

Ravenna filed a Voluntary Petition under Chapter 9 of the United States Bankruptcy Code seeking relief under the United States Bankruptcy Code asserting that it is not generally able to pay its debts as they became due and that it will not be able to pay debts as they prospectively become due after the filing of its bankruptcy petition. Colorado BondShares is challenging the eligibility of Ravenna to seek relief under the Bankruptcy Code, asserting, that Ravenna is generally able to pay its debts as they became due as such term is defined under the United States Bankruptcy Code and interpreted in accordance with applicable laws. A five day trial was held to the Court in late July, 2014.

On December 15, 2014, the Bankruptcy Court entered an order dismissing Ravenna’s bankruptcy case finding that Ravenna did not meet the eligibility requirements under the Bankruptcy Code to file a Chapter 9 petition and finding that Ravenna lacked good faith in filing the petition. Ravenna has appealed the Bankruptcy Court’s dismissal of its Chapter 9 petition and that appeal is pending before the 10th Circuit

Colorado BondShares

A Tax-Exempt Fund

Notes to Financial Statements — (Continued)

Bankruptcy Appellate Panel. Given the complexity of the issues involved in the appeal, no prediction can be made as to the likelihood that Ravenna will be successful in its appeal.

The parties have been involved in a very lengthy court-supervised mediation overseen by the 10th circuit Bankruptcy Appellate Panel. The parties have made significant strides towards a global settlement, however, there has not yet been a final, binding agreement reached and until and unless a final binding agreement is consummate, no prediction can be made as the likelihood of such an outcome.

(9)	Subsequent Events

Management has evaluated the possibility of subsequent events in the Fund’s financial statements through the date of issuance. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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A Tax-Exempt Fund

ANNUAL REPORT

September 30, 2016

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics (as defined in Item 2 of Form N-CSR), that applies to its President (Principal Executive Officer) and Treasurer (Principal Financial Officer).

(c) There have been no amendments to the code of ethics during the period covered by this report.

(d) The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver, from the code of ethics.

(f)(3) A copy of the registrant’s code of ethics is available upon request and without charge by calling or writing the registrant at 1200 Seventeenth Street, Suite 850, Denver, Colorado 80202, telephone (303) 572-6990 or (800) 572-0069 (outside Denver).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) The registrant’s board of trustees has determined that the registrant does not have an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission pursuant to Item 3 of Form N-CSR, as no single individual appears to meet all of the independence and the financial training/experience qualifications outlined in the instructions to Form N-CSR. The board of trustees, which serves as the audit committee, has determined that it collectively has experience evaluating financial statements and understanding internal control over financial reporting and the audit committee function and has sufficient financial expertise to adequately perform its duties without the addition of an expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table shows the amount of fees and reimbursable expenses that EKS&H LLLP, the registrant’s independent registered public accounting firm, billed to the registrant during the registrant’s last two fiscal years. For the reporting periods, the audit committee approved in advance all services that EKS&H LLLP provided to the registrant.

The aggregate fees billed by the registrant’s independent registered public accounting firm, for professional services in the registrant’s fiscal years ended September 30, 2016 and 2015 are as follows:

	2016	2015
(a) Audit Fees	$125,000	$125,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

The above “Audit Fees” were billed for amounts related to the audit of the registrant’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The board of trustees serves as the audit committee and pre-approves all audit and non-audit services to be provided by the registrant’s independent registered public accounting firm.

(e)(2) Not applicable.

(f) Not applicable.

(g) No non-audit fees were billed by the registrant’s independent registered public accounting firm for services rendered to the registrant and the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2016 and 2015.

(h) The registrant’s independent registered public accounting firm did not provide any non-audit services to the registrant in the registrant’s fiscal years ended September 30, 2016 and 2015.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Please see the Schedule of Investments contained in the Annual Report included under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant has adopted and maintained disclosure controls and procedures (as such term is defined in Rules 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) that are designed to ensure that information required to be disclosed in the registrant’s reports under the Act, is recorded, processed, summarized and reported within the time periods required under the SEC’s rules and forms and that the information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer to allow for timely decisions regarding required disclosure.

As required by Rule 30a-3(b) of the Act, the registrant carried out an evaluation under the supervision and with the participation of its management, including its principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures within the 90-day period prior to the filing date of this report. Based on the foregoing, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable (See Item 2(f)(3) of this report).
(a)(2)(i)
(99.302)	Interim President’s (Principal Executive Officer) Section 302 Certification
(a)(2)(ii)
(99.302)	Interim Treasurer’s (Principal Financial Officer) Section 302 Certification
(a)(3)	Not applicable.
(b)
(99.906)	Combined Interim President & Treasurer (Principal Executive Officer and Principal Financial Officer) Section 906 Certification

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Colorado BondShares — A Tax-Exempt Fund

By (Signature and Title)	/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George N. Donnelly
George N. Donnelly Interim President, Secretary and Treasurer (Principal Executive Officer and Principal Financial Officer) Date: December 8, 2016